EXHIBIT 16

                       CLAYMORE EXCHANGE-TRADED FUND TRUST

                                POWER OF ATTORNEY

         That each of the undersigned officers and trustees of Claymore Exchange-Traded Fund Trust, a statutory trust formed under the laws of the State of Delaware (the "Trust"), do constitute and appoint Kevin M. Robinson, Mark E. Mathiasen and Melissa J. Nguyen each as true and lawful attorney and agent, with full power and authority (acting alone and without the other) to execute in the name and on behalf of each of the undersigned as such officer or trustee, a Registration Statement on Form N-14 on behalf of its series, Claymore/Raymond James SB-1 Equity ETF, including any pre-effective amendments and/or any post-effective amendments thereto and any other filings in connection therewith, and to file the same under the Securities Act of 1933, as amended, or otherwise, with respect to the registration or offering of the Trust's shares; granting to such attorney and agent full power of substitution and revocation in the premises; and ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

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         IN WITNESS WHEREOF, each of the undersigned has executed this Power of
Attorney as of this 27th day of May, 2008.


                           /s/ Steven M. Hill
                           -------------------------------------
                           Steven M. Hill
                           Chief Financial Officer, Chief Accounting Officer and Treasurer

                           /s/ Randall C. Barnes
                           -------------------------------------
                           Randall C. Barnes
                           Trustee

                            /s/ Nicholas Dalmaso
                           -------------------------------------
                           Nicholas Dalmaso
                           Trustee

                           /s/ Ronald A. Nyberg
                           -------------------------------------
                           Ronald A. Nyberg
                           Trustee

                           /s/ Ronald E. Toupin, Jr.
                           -------------------------------------
                           Ronald E. Toupin, Jr.
                           Trustee